UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 22, 2025

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

701 Reading Avenue

West Reading, PA 19611

(Address of principal executive offices, including zip code)

(610) 933-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange

Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2025, Customers Bancorp, Inc. (the “Company”) and Wilmington Trust, National Association (the “Trustee”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture” and together with the Base Indenture (as defined herein), the “Indenture”) relating to the issuance of $100,000,000 aggregate principal amount of 6.875% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”), which supplements that certain Indenture, dated as of December 9, 2019 between the Company and the Trustee (as may be further amended, supplemented or otherwise modified from time to time, the “Base Indenture”).

The Notes are the Company’s subordinated obligations and will rank junior to all of the Company’s existing and future senior indebtedness. In addition, the Subordinated Notes will be effectively subordinated to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all of the existing and future liabilities and obligations of the Company’s existing and future subsidiaries, including, without limitation, Customers Bank’s depositors, liabilities to general creditors, liabilities arising in the ordinary course of business or otherwise and the Customers Bank’s outstanding 6.125% Fixed-to-Floating Rate Subordinated Notes due 2029 (the “2029 Subordinated Notes”). The Notes will be obligations of Customers Bancorp, Inc. only and will not be obligations of, and will not be guaranteed by, any of the Company’s subsidiaries, including Customers Bank.

From and including the date of original issuance to, but excluding, January 15, 2031 or the date of earlier redemption (the “fixed rate period”), interest on the notes will accrue at the rate of 6.875% per annum. Interest on the notes will be payable semi-annually in arrears on January 15 and July 15 of each year (each, a “fixed rate interest payment date”), commencing on July 15, 2026. From and including January 15, 2031 to, but excluding, January 15, 2036 or the date of earlier redemption (the “floating rate period”), the notes will bear interest at a floating rate per annum equal to benchmark rate (which is expected to be Three-Month Term SOFR) (the “Benchmark”) plus 342 basis points for each quarterly interest period during the floating rate period, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (each, a “floating rate interest payment date,” and, together with the fixed rate interest payment dates, the “interest payment dates”), commencing on April 15, 2031. Notwithstanding the foregoing, if the Benchmark rate is less than zero, the Benchmark rate shall be deemed to be zero.

The interest payable on the Notes during the fixed rate period and floating rate period will be paid to the person in whose name such Note is registered at the close of business on the 1st day of the month (whether or not a business day) of the applicable interest payment date.

The Notes are redeemable, at the Company's option, beginning on January 15, 2031, and on any interest payment date thereafter, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the date of redemption. The Notes will not be subject to repayment at the option of the holder at any time prior to maturity.

The Indenture contains several covenants which, among other things, limit the Company’s and any material subsidiary’s (as defined below) ability to sell or otherwise dispose of certain of such material subsidiary’s equity securities or incur debt secured by certain of such material subsidiary’s equity securities, and, in addition, limits such material subsidiary’s ability to issue certain of its equity securities and its ability to merge, consolidate or take similar actions. A “material subsidiary” means Customers Bank or any successor thereof, or any of the Company’s subsidiaries that is a depository institution and that has consolidated assets equal to 30% or more of the Company’s consolidated assets. The Indenture also contains a number of other customary terms, covenants and events of default. These and other provisions in the Indenture are subject to a number of exceptions, qualifications and limitations.

The foregoing descriptions of the Base Indenture and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents. For a complete description of the Base Indenture and the Second Supplemental Indenture, which includes the form of the Note, please refer to the Base Indenture, attached as Exhibit 4.1 and the Second Supplemental Indenture, attached as Exhibit 4.2 to this Current Report on Form 8-K, which are incorporated herein by reference. The form of the Note is included in Exhibit 4.3 and is incorporated herein by reference.

Stradley Ronon Stevens & Young, LLP, counsel to the Company, delivered an opinion as to legality of the issuance and sale of the Notes, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is contained in Item 1.01 above and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1

Indenture, dated as of December 9, 2019, between Customers Bancorp, Inc., as Issuer and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed December 9, 2019).

4.2	Second Supplemental Indenture dated as of December 22, 2025 between Customers Bancorp, Inc., as Issuer, and Wilmington Trust, National Association, as Trustee.
4.3	Form of 6.875% Fixed-to-Floating Rate Subordinated Note (included in Exhibit 4.2).

5.1	Opinion of Stradley Ronon Stevens & Young, LLP.

23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC. By: /s/ Mark R. McCollom Name: Mark R. McCollom Title: Chief Financial Officer

Date: December 22, 2025